EXHIBIT 10.63

                               SECOND ADDENDUM TO
                         AUTOMOTIVE WHOLESALE FINANCING
                             AND SECURITY AGREEMENT


     This Second Addendum to Automotive Wholesale Financing and Security Agreement ("Second Addendum") is made between NISSAN MOTOR ACCEPTANCE CORPORATION ("NMAC") and FIRST CHOICE STUART 1, INC., a Florida corporation, dba Stuart Nissan ("Dealer") effective as of August 11, 1997.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, NMAC and Dealer hereby agree to supplement the Automotive Wholesale Financing and Security Agreement between NMAC and Dealer, dated as of July 21, 1997 as supplemented by the Addendum to Automotive Wholesale Financing and Security Agreement dated July 21, 1997 (collectively the "Agreement"), as follows:

          "Dealer agrees that the Agreement will terminate upon the earlier of the following:

                           1) December 31, 1997, and the unpaid Principal together with all accrued and unpaid interest and all other fees, costs and charges due and owing under the Agreement shall immediately be accelerated and be due in full; or

                           2) Should  Smart  Choice  Automotive  Group,  Inc., a
                  Florida corporation (and/or its successors or assigns), sell stock pursuant to an underwritten public offering prior to December 31, 1997, the unpaid Principal together with all accrued and unpaid interest and all other fees, costs and charges due and owing under the Agreement shall immediately be accelerated and be due and payable in full."

     Except as expressly modified in this Second Addendum, the Agreement shall remain unchanged and in full force and effect.


                                       FIRST CHOICE STUART 1, INC.,
                                       a Florida corporation

                                       James Neal Hutchinson, Jr.
                                       ------------------------------------
                                       By:
                                       Its: